Prospectus supplement	April 13, 2012

PUTNAM GLOBAL SECTOR FUND Prospectus dated February 29, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Vivek Gandhi, George Gianarikas, David Morgan, Ferat Ongoren, Nathaniel Salter and Walter Scully.

Mr. Eitzmann, who joined the fund in April 2012, has been employed by Putnam Management as an Analyst since 2012. From 2007 through 2008, he was employed by Tudor Investment Corporation as an Equity Research Analyst, and from 2009 to 2012, he was employed by Raptor Capital Management as an Equity Research Analyst.

Additional information regarding the other portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

273842- 4/12